UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2007

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 23, 2007, AtheroGenics, Inc. issued a press release to announce that AstraZeneca has notified AtheroGenics that it is ending their collaboration to develop and commercialize AGI-1067. The notice, dated April 20, 2007, indicates that the termination is to be effective 90 days from such date. During this period AtheroGenics and AstraZeneca are expected to finalize transition matters with respect to AGI-1067 in accordance with the provisions of the License and Collaboration Agreement, the Co-Promotion Agreement and the Transition Services Agreement previously entered into between the parties on December 22, 2005. Copies of these agreements were previously filed with the Securities and Exchange Commission as Exhibits 10.35, 10.36 and 10.37, respectively, with AtheroGenics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The full text of these agreements is incorporated herein by reference. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is attached to this current report on Form 8-K as Exhibit 99.1.

Exhibit No.		Description

99.1	-	Press Release dated April 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: April 24, 2007	By: /s/MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President, Commercial Operations
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description

99.1	-	Press Release dated April 23, 2007